FORM 10f-3 FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock

1.Issuer:  SUMITOMO MITSUI BANKING CORPORATION

2.Date of Purchase:  7/15/2005

3.Date offering commenced:  7/15/2005

4.Underwriters from whom purchased: SUMITOMO MITSUI BANKING CORPORATION

5.Affiliated Underwriter managing or participating in syndicate:
UBS Limited

6.Aggregate principal amount or number of shares purchased:
 $325,000

7.Aggregate principal amount or total number of shares of offering:
$1,350,000,000

8.Purchase price net of fees and expenses:  99.473

9.Initial public offering price:  99.473

10.Commission, spread or profit:  0.750%

11.Have the following conditions been satisfied?         YES        NO

a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							  x
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							  x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							  x
d.The underwriting was a firm commitment underwriting.

							  X
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							  x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							  x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							  x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

							  x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/ Christopher Lewis		Date: 08/02/05

Print Name:  Christopher Lewis


FORM 10f-3 FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.Issuer:  SLM STUDENT LOAN TRUST

2.Date of Purchase:  09/08/2005

3.Date offering commenced: 09/08/2005

4.Underwriters from whom purchased:   Merrill Lynch & Co.

5.Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank

6.Aggregate principal amount or number of shares purchased:
$3,300,000

7.Aggregate principal amount or total number of shares of offering:
$406,791,000

8.Purchase price net of fees and expenses:  99.973

9.Initial public offering price:  99.973

10.Commission, spread or profit:  0.175%

11 Have the following conditions been satisfied?          YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
						 	   x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
						           x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							   x
d.The underwriting was a firm commitment underwriting.
							   x

e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							   x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
							   x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							   x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

						           x


Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Runmei Cai		Date:  10/13/05

Print Name:  Runmei Cai


FORM 10f-3 FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.Issuer:  NUVEEN INVEST

2.Date of Purchase:  09/07/2005

3.Date offering commenced:  09/07/2005

4.Underwriters from whom purchased:   CITIGROUP

5.Affiliated Underwriter managing or participating in syndicate:
 UBS Limited

6.Aggregate principal amount or number of shares purchased:
 $400,000

7.Aggregate principal amount or total number of shares of offering:
$300,000,000

8.Purchase price net of fees and expenses:  99.498

09.Initial public offering price:  99.498

10.Commission, spread or profit:  0.650%

11.Have the following conditions been satisfied?          YES        NO

a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
							   x
b.The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							   x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							   x
d.The underwriting was a firm commitment underwriting.

							   X

e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							   x
f.The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
							   x
g The amount of such securities purchased by the Fund and all investment companies advised by Brinson Advisors or the Fund's Sub-Adviser, if applicable,did not exceed 25% of the principal amount of the offering sold.
							   x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
						           x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/ Runmei Cai			Date:  	10/13/05
Print  Name:  Runmei Cai


FORM 10f-3 FUND: UBS PACE Strategic Fixed Income Investments
Adviser or Sub-Adviser:	PIMCO
1.Issuer:  SUMITOMO MITSUI BANKING CORP CUSIP 865622AB0

2.Date of Purchase:  7/15/05

3.Date offering commenced:  7/15/05

4.Underwriters from whom purchased:   Goldman Sachs & Co.

5."Affiliated Underwriter" managing or participating in syndicate:  UBS

6.Aggregate principal amount or number of shares purchased:
$Par 2,300,000 in Account; 73,000,000 across all PIMCO Accounts

7.Aggregate principal amount or total number of shares of offering:
 $1,350,000,000

8.Purchase price net of fees and expenses:  99.473

9.Initial public offering price:  99.473

10.Commission, spread or profit: SPR @ FPR 150.00 vs. T 4 1/8 05/15

11.Have the following conditions been satisfied?           YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
						             x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							     x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							     x
d.The underwriting was a firm commitment underwriting.

							     X
e The commission, spread or profit was reasonable and fair in relation to thatbeing received by others for underwriting similar securities during the same period.
							     x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
				                             x
g The amount of such securities purchased by the Fund and all investment ompanies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							     x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.

							     x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Lana M. Moy		Date: 8/8/05

Print Name:  Lana M. Moy


FORM 10f-3 FUND: UBS PACE Municipal Fixed Income Investments
Adviser or Sub-Adviser:	Standish Mellon Asset Management
1.Issuer:  Garden State Tobacco AMBAC CA

2.Date of Purchase:  7/28/053.  Date offering commenced:  7/28/05

4.Underwriters from whom purchased:  Bear Stearns

5.Affiliated Underwriter managing or participating in syndicate:  UBS

6.Aggregate principal amount or number of shares purchased:
$1,200,000

7.Aggregate principal amount or total number of shares of offering:
$3,140,563,000

8.Purchase price net of fees and expenses:  109.924

9.Initial public offering price:  109.924

10.Commission, spread or profit:  3/8%	$9,500

11.Have the following conditions been satisfied?           YE
          NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							    x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							    x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
							    x
d.The underwriting was a firm commitment underwriting.
							    x
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
						            x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
				                            x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
			                                    x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
							    x

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/ Christine Todd			Date:  	8/10/05
Print Name:  Christine Todd


FORM 10f-3 FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock

1.Issuer:  Boston Scientific Corporation

2.Date of Purchase:  11/14/2005

3.Date offering commenced:  11/14/2005

4.Underwriters from whom purchased:  JP Morgan Securities Inc.

5.Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank

6.Aggregate principal amount or number of shares purchased: $465,000

7.Aggregate principal amount or total number of shares of offering:
$400,000,000

8.Purchase price net of fees and expenses:  99.228

9.Initial public offering price:  99.228

10.Commission, spread or profit:   0.650%

11.Have the following conditions been satisfied?           YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							    x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							    x
c The securities were purchased at a price not more than the price paid by ach other purchaser in the offering.
							    x
d The underwriting was a firm commitment underwriting.
						            x
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
							    x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
		                                            x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
							    x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.





Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


]Approved:  /s/ Runmei Cai			Date:  	12/13/05
Print Name: Runmei Cai

FORM 10f-3 FUND: UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.Issuer:  General Electric Capital Corporate

2.Date of Purchase:  11/29/2005

3.Date offering commenced:  11/29/2005

4.Underwriters from whom purchased:  Lehman Brothers Inc.

5.Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank

6.Aggregate principal amount or number of shares purchased:
$4,280,000

7.Aggregate principal amount or total number of shares of offering:
$1,600,000,000

8.Purchase price net of fees and expenses:  99.794

9.Initial public offering price:  99.794

10.Commission, spread or profit: 0.300%

11.Have the following conditions been satisfied?          YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							   x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
						           x
c the securities were purchased at a price not more than the price paid by each other purchaser in the offering.
					                   x
d.The underwriting was a firm commitment underwriting.
     					                   x
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
				                           x
f.The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
	                                                   x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
	                                                   x
h.No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
					                   x



Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/Runmei Cai			Date:  	12/13/05
Print Name:  Runmei Cai



FORM 10f-3 FUND:UBS PACE Intermediate Fixed Income Investments
Adviser or Sub-Adviser:	Blackrock
1.Issuer:  Comcast Corp

2.Date of Purchase:  11/08/2005

3.Date offering commenced:  11/08/2005

4.Underwriters from whom purchased:  Barclays Capital .

5.Affiliated Underwriter managing or participating in syndicate:
UBS Investment Bank

6.Aggregate principal amount or number of shares purchased: $1,525,000

7.Aggregate principal amount or total number of shares of offering:
$500,000,000

8.Purchase price net of fees and expenses:  99.913

9.Initial public offering price:  99.913

10.Commission, spread or profit: 0.259%

11.Have the following conditions been satisfied?          YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							   x
b The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
		                                           x
c.The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
					                   x
d The underwriting was a firm commitment underwriting.
					                   x
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	                                                   x
f The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
				                           x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
					                   x
h No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
					                   x




Note: Refer to the Rule 10f-3 Procedures for the definitions of the c apitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.



Approved:  /s/Runmei Cai			Date:  	12/13/05
Print Name:  Runmei Cai


FORM 10f-3 FUND: UBS PACE Municipal Fixed Income Investments
Adviser or Sub-Adviser:	Standish Mellon Asset Mgt.
1.Issuer:  Northern CA Tobacco

2.Date of Purchase:  12/2/05

3.Date offering commenced:  12/2/05

4.Underwriters from whom purchased:  Bear Stearns

5.Affiliated Underwriter managing or participating in syndicate:  UBS

6.Aggregate principal amount or number of shares purchased: $1,000,000

7.Aggregate principal amount or total number of shares of offering:
$219,685,000

8.Purchase price (net of fees and expenses):  97.107

9.Initial public offering price:  97.107

10.Commission, spread or profit:  5/8%          $6,250

11.Have the following conditions been satisfied?           YES         NO

a.The securities are part of an issue registered under the Securities
Act of 1933 that is being offered to the public.
							    x
b.The securities were purchased prior to the end of the first day on which any sales are made or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated.
							    x
c The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
			                                    x
d.The underwriting was a firm commitment underwriting.

							    x
e.The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
						            x
f The issuer of the securities and any predecessor has been in continuous operations for not less than three years.
						            x
g The amount of such securities purchased by the Fund and all investment companies advised by UBS Global AM or the Fund's Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
						            x
h No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
						            x




Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.


Approved:  /s/ Christine Todd			Date:  	1/10/06
Print Name:    Christine Todd






DC - 406537.1